Exhibit 99.2
HLTH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
		(a)		(a)
Revenue	$98,631	$85,964	$188,895	$166,614
Cost of operations	39,229	31,968	75,794	62,895
Sales and marketing	26,797	24,898	54,358	50,047
General and administrative	22,003	22,778	43,851	43,627
Depreciation and amortization	6,956	7,214	14,059	13,989
Interest income	1,958	8,062	4,220	19,998
Interest expense	5,781	6,585	12,317	13,110
Gain on repurchases of convertible notes	3,473	—	10,120	—
Gain on sale of EBS Master LLC	—	—	—	538,024
Impairment of auction rate securities	—	—	—	60,108
Other expense, net	552	666	821	4,810

Income (loss) from continuing operations before income tax provision (benefit)	2,744	(83)	2,035	476,050
Income tax provision (benefit)	750	569	(467)	26,171
Equity in earnings of EBS Master LLC	—	—	—	4,007

Consolidated income (loss) from continuing operations	1,994	(652)	2,502	453,886
Consolidated loss from discontinued operations, net of tax	(13,284)	(3,063)	(12,767)	(6)

Consolidated net (loss) income inclusive of noncontrolling interest	(11,290)	(3,715)	(10,265)	453,880
(Income) loss attributable to noncontrolling interest	(387)	(1,071)	(997)	2,774

Net (loss) income attributable to HLTH stockholders	$(11,677)	$(4,786)	$(11,262)	$456,654

Amounts attributable to HLTH stockholders:
Income (loss) from continuing operations	$703	$(1,611)	$509	$456,711
Loss from discontinued operations	(12,380)	(3,175)	(11,771)	(57)

Net (loss) income attributable to HLTH stockholders	$(11,677)	$(4,786)	$(11,262)	$456,654

Basic (loss) income per common share:
Income (loss) from continuing operations	$0.01	$(0.01)	$0.00	$2.50
Loss from discontinued operations	(0.12)	(0.02)	(0.11)	(0.00)

Net (loss) income attributable to HLTH stockholders	$(0.11)	$(0.03)	$(0.11)	$2.50

Diluted (loss) income per common share:
Income (loss) from continuing operations	$0.01	$(0.01)	$0.00	$2.04
Loss from discontinued operations	(0.12)	(0.02)	(0.11)	(0.01)

Net (loss) income attributable to HLTH stockholders	$(0.11)	$(0.03)	$(0.11)	$2.03

Weighted-average shares outstanding used in computing (loss) income per common share:
Basic	102,608	182,622	102,178	182,399

Diluted	105,674	186,243	104,962	228,209

(a)	The consolidated financial statements for the three and six months ended June 30, 2008 have been adjusted to reflect (i) the required adoption, effective January 1, 2009, of Financial Accounting Standards Board’s Staff Position APB Opinion No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement)” and Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51” and (ii) the reclassification of WebMD’s Little Blue Book print directory business to discontinued operations.

HLTH CORPORATION
CONSOLIDATED SEGMENT INFORMATION
(In thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
		(d)		(d)
Revenue
WebMD:
Public portal advertising and sponsorship	$75,992	$64,138	$143,281	$122,865
Private portal services	22,639	21,866	45,614	43,789
Inter-segment eliminations	—	(40)	—	(40)

	$98,631	$85,964	$188,895	$166,614

Earnings before interest, taxes, non-cash and other items (“Adjusted EBITDA”) (a)
WebMD	$23,218	$18,392	$41,906	$34,724
Corporate	(3,197)	(5,573)	(6,624)	(10,632)

	20,021	12,819	35,282	24,092

Adjusted EBITDA per diluted common share (b)	$0.19	$0.07	$0.34	$0.11

Interest, taxes, non-cash and other items (c)
Interest income	1,958	8,062	4,220	19,998
Interest expense	(5,781)	(6,585)	(12,317)	(13,110)
Income tax (provision) benefit	(750)	(569)	467	(26,171)
Depreciation and amortization	(6,956)	(7,214)	(14,059)	(13,989)
Non-cash stock-based compensation	(9,412)	(6,448)	(18,566)	(12,388)
Non-cash advertising	—	—	(1,753)	(1,558)
Gain on repurchases of convertible notes	3,473	—	10,120	—
Equity in earnings of EBS Master LLC	—	—	—	4,007
Gain on sale of EBS Master LLC	—	—	—	538,024
Impairment of auction rate securities	—	—	—	(60,108)
Other expense, net	(559)	(717)	(892)	(4,911)

Consolidated income (loss) from continuing operations	1,994	(652)	2,502	453,886
Consolidated loss from discontinued operations, net of tax	(13,284)	(3,063)	(12,767)	(6)

Consolidated net (loss) income inclusive of noncontrolling interest	(11,290)	(3,715)	(10,265)	453,880
(Income) loss attributable to noncontrolling interest	(387)	(1,071)	(997)	2,774

Net (loss) income attributable to HLTH stockholders	$(11,677)	$(4,786)	$(11,262)	$456,654

Amounts attributable to HLTH stockholders:
Income (loss) from continuing operations	$703	$(1,611)	$509	$456,711
Loss from discontinued operations	(12,380)	(3,175)	(11,771)	(57)

Net (loss) income attributable to HLTH stockholders	$(11,677)	$(4,786)	$(11,262)	$456,654

Basic (loss) income per common share:
Income (loss) from continuing operations	$0.01	$(0.01)	$0.00	$2.50
Loss from discontinued operations	(0.12)	(0.02)	(0.11)	(0.00)

Net (loss) income attributable to HLTH stockholders	$(0.11)	$(0.03)	$(0.11)	$2.50

Diluted (loss) income per common share:
Income (loss) from continuing operations	$0.01	$(0.01)	$0.00	$2.04
Loss from discontinued operations	(0.12)	(0.02)	(0.11)	(0.01)

Net (loss) income attributable to HLTH stockholders	$(0.11)	$(0.03)	$(0.11)	$2.03

Weighted-average shares outstanding used in computing (loss) income per common share:
Basic	102,608	182,622	102,178	182,399

Diluted	105,674	186,243	104,962	228,209

(a)	See Annex A-Explanation of Non-GAAP Financial Measures.

(b)	Adjusted EBITDA per diluted common share is based on the weighted-average shares outstanding used in computing diluted (loss) income per common share.

(c)	Reconciliation of Adjusted EBITDA to consolidated income (loss) from continuing operations.

(d)	The consolidated financial statements for the three and six months ended June 30, 2008 have been adjusted to reflect (i) the required adoption, effective January 1, 2009, of Financial Accounting Standards Board’s Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement)” and Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No. 51” and (ii) the reclassification of WebMD’s Little Blue Book print directory business to discontinued operations.

HLTH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

	June 30,	December 31,
	2009	2008
Assets
Cash and cash equivalents	$555,247	$629,848
Accounts receivable, net	78,674	93,082
Prepaid expenses and other current assets	48,974	44,740
Assets of discontinued operations	124,945	131,350

Total current assets	807,840	899,020

Investments	273,209	288,049
Property and equipment, net	56,864	56,633
Goodwill	202,104	202,104
Intangible assets, net	28,888	32,328
Other assets	24,863	23,600

Total Assets	$1,393,768	$1,501,734

Liabilities and Equity
Accrued expenses	$45,090	$54,595
Deferred revenue	86,261	79,613
Liabilities of discontinued operations	113,588	100,771

Total current liabilities	244,939	234,979

1.75% convertible notes	264,583	350,000
3 1/8% convertible notes, net of discount of $26,409 at June 30, 2009 and $35,982 at December 31, 2008	223,891	264,018
Other long-term liabilities	19,670	21,816

HLTH stockholders’ equity	491,627	496,698
Noncontrolling interest in WHC	149,058	134,223

Equity	640,685	630,921

Total Liabilities and Equity	$1,393,768	$1,501,734

HLTH CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

	Six Months Ended
	June 30,
	2009	2008
		(a)
Cash flows from operating activities:
Consolidated net (loss) income inclusive of noncontrolling interest	$(10,265)	$453,880
Adjustments to reconcile consolidated net (loss) income inclusive of noncontrolling interest to net cash provided by operating activities:
Consolidated loss from discontinued operations, net of tax	12,767	6
Depreciation and amortization	14,059	13,989
Equity in earnings of EBS Master LLC	—	(4,007)
Non-cash interest expense	5,310	5,365
Non-cash advertising	1,753	1,558
Non-cash stock-based compensation	18,566	12,388
Deferred income taxes	(2,363)	5,247
Gain on repurchases of convertible notes	(10,120)	—
Gain on sale of EBS Master LLC	—	(538,024)
Impairment of auction rate securities	—	60,108
Changes in operating assets and liabilities:
Accounts receivable	14,408	15,249
Prepaid expenses and other, net	(3,775)	6,466
Accrued expenses and other long-term liabilities	(9,544)	(3,620)
Deferred revenue	6,648	10,194

Net cash provided by continuing operations	37,444	38,799
Net cash provided by discontinued operations	5,509	17,395

Net cash provided by operating activities	42,953	56,194

Cash flows from investing activities:
Proceeds from maturities and sales of available-for-sale securities	1,100	106,586
Purchases of available-for-sale securities	—	(177,150)
Purchases of property and equipment	(10,955)	(6,945)
Proceeds related to the sales of EBS Master LLC	—	574,617
Proceeds from the sale of discontinued operations	250	24,318
Proceeds from advances to EBS Master LLC	—	1,155
Other	—	148

Net cash (used in) provided by continuing operations	(9,605)	522,729
Net cash used in discontinued operations	(2,356)	(3,184)

Net cash (used in) provided by investing activities	(11,961)	519,545

Cash flows from financing activities:
Proceeds from issuance of HLTH and WHC common stock	18,194	9,644
Repurchases of convertible notes	(123,857)	—
Other	—	(80)

Net cash (used in) provided by continuing operations	(105,663)	9,564
Net cash used in discontinued operations	—	(76)

Net cash (used in) provided by financing activities	(105,663)	9,488
Effect of exchange rates on cash	70	1,793

Net (decrease) increase in cash and cash equivalents	(74,601)	587,020
Cash and cash equivalents at beginning of period	629,848	536,879

Cash and cash equivalents at end of period	$555,247	$1,123,899

(a)	The consolidated financial statements for the six months ended June 30, 2008 have been adjusted to reflect (i) the required adoption, effective January 1, 2009, of Financial Accounting Standards Board’s Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement)” and Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51” and (ii) the reclassification of WebMD’s Little Blue Book print directory business to discontinued operations.